The Variable Annuity Life Insurance Company

Separate Account A

Portfolio Director Fixed and Variable Deferred Annuity

Supplement to Prospectus Dated May 1, 2010

If you select IncomeLOCK on or after July 6, 2010, the provisions listed below with respect to fees and investment restrictions will apply to you.

Fees:

(1) The fees for IncomeLOCK endorsements issued with a Benefit Effective Date prior to July 6, 2010 will not be changed.

(2) For IncomeLOCK endorsements with a Benefit Effective Date of July 6, 2010 or after, the fee table below replaces the fee table on page 6 of the Portfolio Director prospectus.

Optional IncomeLOCK Fee

You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

Fee Period Annualized Fee Percentage

All years 0.70% (deducted quarterly)

(1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. If you elect this Benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. Otherwise, the Benefit Base is equal to the Account Value on the Endorsement Date. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the Benefit.

The maximum expense example on page 7 of the Portfolio Director prospectus is replaced with the following:

The first set of examples assumes the maximum fees and expenses, including the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (1.76%), and election of the optional IncomeLOCK feature at 0.70%. We have used the required gross amount of 1.76% for the maximum fee example, even though, as noted above, the maximum fund fees used in this calculation are not the actual fees charged to fund shareholders.

(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$831	$1,609	$2,407	$3,981

(2) If you annuitize at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$376	$1,142	$1,927	$3,981

(3) If you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$376	$1,142	$1,927	$3,981

The following is added on page 29 at the end of the section of the Portfolio Director prospectus titled "IncomeLOCK":

Selection of the IncomeLOCK feature on or after July 6, 2010

If you select IncomeLOCK on or after July 6, 2010, the provisions listed below with respect to investment restrictions will apply to you.

Investment Restrictions:

(1) For IncomeLOCK endorsements with a Benefit Effective Date prior to July 6, 2010: None.

(2) For IncomeLOCK endorsements with a Benefit Effective Date of July 6, 2010 or after, investment restrictions apply, and you may not invest in the Multi-Year Fixed Option, the SunAmerica 2015 High Watermark Fund (closed to new investments) or the SunAmerica 2020 High Watermark Fund. As long as the feature is in effect, we require that you allocate your investments in accordance with the minimum and maximum percentages below. You may combine Variable Portfolios from Groups A, B and C to create your personal investment portfolio.
Investment Group	Investment Restrictions		Variable Portfolios and/or Fixed Accounts
	Minimum	Maximum
Group A: Bond, Cash and Fixed Accounts	20%	100%

Fixed Account Plus

Short-Term Fixed Account

Capital Conservation Fund

Core Bond Fund

Government Securities Fund

Inflation Protected Fund

International Government Bond Fund

Money Market I Fund

Money Market II Fund

Strategic Bond Fund

Vanguard Long-Term Investment Grade Fund

Vanguard Long-Term Treasury Fund

Group B: Equity Maximum	0%	70%

Aggressive Growth Lifestyle Fund

Asset Allocation Fund

Blue Chip Growth

Broad Cap Value Income Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Equity Fund

Dividend Value Fund

Foreign Value Fund

Global Equity Fund

Global Social Awareness Fund

Global Strategy Fund

Growth Fund

Growth & Income Fund

High Yield Bond Fund

International Equities Fund

International Growth I Fund

Large Cap Core Fund

Large Capital Growth Fund

Large Cap Value Fund

Lou Holland Growth Fund

Mid Cap Index Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Socially Responsible Fund

Stock Index Fund

Value Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard Wellington Fund

Vanguard Windsor II Fund

Group C: Limited Equity	0%	10%

Ariel Appreciation Fund

Ariel Fund

Global Real Estate Fund

Health Sciences Fund

International Small Cap Equity Fund

Mid Cap Growth Fund

Mid Cap Strategic Growth Fund

Nasdaq-100® Index Fund

Science and Technology Fund

Small Cap Aggressive Growth Fund

Small Cap Fund

Small Cap Growth Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small Cap Value Fund

Small-Mid Growth Fund

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in your Contract's allocations going outside these restrictions. The company will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

- Any transfer or reallocation you initiate; or

- Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or systematic withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, We will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the investment requirements. If IncomeLOCK is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. The company may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. The company will notify you of any changes to the investment requirements.

Please keep this supplement with your Portfolio Director prospectus.